UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported):  September 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of November 1, 2001 providing for the issuance of GSR Mortgage Loan Trust 2001-1 Mortgage Pass-Through Certificates, Series 2001-1)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812-05                  13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2001-1 Mortgage Pass-through Certificates, Series 2001-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of November 1, 2001 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On September 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2001-1
Mortgage Pass-Through Certificates, Series 2001-1
----------------------------------------------------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 1, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                   Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2002




                                            GSR MORTGAGE LOAN TRUST 2001-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                     September 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A11       155,727,000.00    14,175,762.79  14,175,762.79      36,242.70  14,212,005.49    0.00        0.00                0.00
A12        68,736,000.00    68,736,000.00   9,706,535.23     264,175.36   9,970,710.59    0.00        0.00       59,029,464.77
A13        92,471,000.00    92,471,000.00           0.00     465,822.66     465,822.66    0.00        0.00       92,471,000.00
A2        101,263,000.00    68,132,534.07   4,157,912.35     316,532.40   4,474,444.75    0.00        0.00       63,974,621.72
B1          5,867,000.00     5,814,658.84       6,064.04      31,933.24      37,997.28    0.00        0.00        5,808,594.80
B2          3,911,000.00     3,876,108.86       4,042.35      21,287.01      25,329.36    0.00        0.00        3,872,066.51
B3          2,389,000.00     2,367,687.05       2,469.23      13,002.98      15,472.21    0.00        0.00        2,365,217.82
B4          1,304,000.00     1,292,366.64       1,347.79       7,097.49       8,445.28    0.00        0.00        1,291,018.85
B5          1,086,000.00     1,076,311.49       1,122.47       5,910.94       7,033.41    0.00        0.00        1,075,189.02
B6          1,738,406.00     1,722,897.19       1,796.79       9,461.89      11,258.68    0.00        0.00        1,721,100.40
R1                100.00             0.00           0.00           0.00           0.00    0.00        0.00                0.00
R2                100.00             0.00           0.00           0.00           0.00    0.00        0.00                0.00
R3                100.00             0.00           0.00           0.00           0.00    0.00        0.00                0.00
TOTALS    434,492,706.00   259,665,326.93  28,057,053.04   1,171,466.67  29,228,519.71    0.00        0.00      231,608,273.89

X1        316,934,000.00   175,382,762.79           0.00     198,025.53     198,025.53       0.00        0.00   151,500,464.77
X2        101,263,000.00    68,132,534.07           0.00      56,312.59      56,312.59       0.00        0.00    63,974,621.72
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A11      36229RAA7     91.02957605     91.02957605     0.23273228      91.26230833      0.00000000       A11       3.068000 %
A12      36229RAB5  1,000.00000000    141.21472343     3.84333333     145.05805677    858.78527657       A12       4.612000 %
A13      36229RAC3  1,000.00000000      0.00000000     5.03749997       5.03749997  1,000.00000000       A13       6.045000 %
A2       36229RAD1    672.82752901     41.06052902     3.12584458      44.18637360    631.76699999       A2        5.575000 %
B1       36229RAG4    991.07871825      1.03358446     5.44285666       6.47644111    990.04513380       B1        6.590221 %
B2       36229RAH2    991.07871644      1.03358476     5.44285605       6.47644081    990.04513168       B2        6.590221 %
B3       36229RAJ8    991.07871494      1.03358309     5.44285475       6.47643784    990.04513185       B3        6.590221 %
B4       36229RAN9    991.07871166      1.03358129     5.44286043       6.47644172    990.04513037       B4        6.590221 %
B5       36229RAP4    991.07872007      1.03358195     5.44285451       6.47643646    990.04513812       B5        6.590221 %
B6       36229RAQ2    991.07871809      1.03358479     5.44285397       6.47643876    990.04513330       B6        6.590221 %
R1       36229RAK5      0.00000000      0.00000000     0.00000000       0.00000000      0.00000000       R1        6.597681 %
R2       36229RAL3      0.00000000      0.00000000     0.00000000       0.00000000      0.00000000       R2        6.597681 %
R3       36229RAM1      0.00000000      0.00000000     0.00000000       0.00000000      0.00000000       R3        6.597681 %
TOTALS                597.62873656     64.57427858     2.69617108      67.27044967    533.05445797

X1       36229RAE9    553.37314012      0.00000000     0.62481630       0.62481630    478.01897168       X1        1.354926 %
X2       36229RAF6    672.82752901      0.00000000     0.55610233       0.55610233    631.76699999       X2        0.991818 %
----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                     ---------------------------------------


Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                 163,735,118.42
                                        Pool 2 Mortgage Loans                                                  67,873,156.08
Sec. 4.01(c)    Available Distribution                                                                         29,482,857.84
                                        Principal Distribution Amount                                             273,779.64
                                        Principal Prepayment Amount                                            27,783,273.40

Sec. 4.01(e)    Principal Prepayments
                                        Class A1-1
                                                              Payoffs in Full                                  14,006,181.76
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class A1-2
                                                              Payoffs in Full                                   9,698,262.76
                                                              Partial Principal Prepayments                         8,561.22
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class A1-3
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class A2
                                                              Payoffs in Full                                   3,961,628.32
                                                              Partial Principal Prepayments                       108,639.34
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B1
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00

                                        Class B2
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B3
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B4
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B5
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B6
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00


Sec. 4.01(f)    Interest Payment
                                        Class A1-1
                                                              Accrued and Paid for Current Month                   36,242.70
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A1-2
                                                              Accrued and Paid for Current Month                  264,175.36
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A1-3
                                                              Accrued and Paid for Current Month                  465,822.66
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                  316,532.40
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                  198,025.53
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                   56,312.59
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                   31,933.24
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                   21,287.01
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                   13,002.98
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                    7,097.49
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                    5,910.94
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                    9,461.89
                                                              Accrued and Paid from Prior Months                        0.00
Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                                         70,667.63
                                                              ABN AMRO Mortgage Group                              14,799.91
                                                              Bank One                                             10,844.63
                                                              Country Wide Home Loans                              27,512.16
                                                              Wells Fargo Home Mortgage                            17,510.92
                                        Trustee Fee Paid                                                            1,622.91

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                         0.00
                                        Current Period Reimbursed Advances                                              0.00
                                        Aggregate Unreimbursed Advances                                                 0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                         0.00
                                        Current Period Reimbursed Advances                                              0.00
                                        Aggregate Unreimbursed Advances                                                 0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                             517
                                        Balance of Outstanding Mortgage Loans                                 231,608,274.50


Sec. 4.01(l)        Number and Balance of Delinquent Loans
                     Group Totals
                                                               Principal
                     Period                Number                Balance              Percentage
                    0-30 days                       0                     0.00                  0.00 %
                    31-60 days                      0                     0.00                  0.00 %
                    61-90 days                      0                     0.00                  0.00 %
                    91-120 days                     0                     0.00                  0.00 %
                    121+days                        0                     0.00                  0.00 %
                     Total                          0                     0.00                  0.00 %


Sec. 4.01(l)        Number and Balance of REO Loans
                    Group Totals
                                          Principal
                     Number               Balance                Percentage
                               0                    0.00        %


Sec. 4.01(l)        Number and Balance of Loans in Bankruptcy
                    Group Totals
                                          Principal
                     Number               Balance                Percentage
                               0                    0.00                  0.00 %

                     Number of Loans in Bankruptcy 31-60 Days Delinquent                                                0
                     Balance of Loans in Bankruptcy 31-60 Days Delinquent                                            0.00

                     Number of Loans in Bankruptcy 61-90 Days Delinquent                                                0
                     Balance of Loans in Bankruptcy 61-90 Days Delinquent                                            0.00

                     Number of Loans in Bankruptcy 91-120 Days Delinquent                                               0
                     Balance of Loans in Bankruptcy 91-120 Days Delinquent                                           0.00

                     Number of Loans in Bankruptcy 120+ Days Delinquent                                                 0
                     Balance of Loans in Bankruptcy 120+ Days Delinquent                                             0.00

Sec. 4.01(m)          Number and Balance of Loans in Foreclosure
                      Group Totals
                                            Principal
                       Number               Balance                Percentage
                                 0                    0.00                  0.00 %

                     Number of Loans in Foreclosure 31-60 Days Delinquent                                               0
                     Balance of Loans in Foreclosure 31-60 Days Delinquent                                           0.00

                     Number of Loans in Foreclosure 61-90 Days Delinquent                                               0
                     Balance of Loans in Foreclosure 61-90 Days Delinquent                                           0.00



                     Number of Loans in Foreclosure 91-120 Days Delinquent                                              0
                     Balance of Loans in Foreclosure 91-120 Days Delinquent                                          0.00

                     Number of Loans in Foreclosure 120+ Days Delinquent                                                0
                     Balance of Loans in Foreclosure 120+ Days Delinquent                                            0.00

Sec. 4.01(o)         Aggregate Principal Payment
                                           Scheduled Principal                                                 273,779.64
                                           Payoffs                                                          27,666,072.84
                                           Prepayments                                                         117,200.56
                                           Liquidation Proceeds                                                      0.00
                                           Condemnation Proceeds                                                     0.00
                                           Insurance Proceeds                                                        0.00
                                           Realized Losses                                                           0.00

                                           Realized Losses Group 1                                                   0.00
                                           Realized Losses Group 2                                                   0.00

                                           Realized Gains                                                            0.00

Sec. 4.01(p)         Aggregate Amount of Mortgage Loans Repurchased                                                  0.00

Sec. 4.01(q)         Aggregate Amount of Shortfall Allocated for Current Period
                                           Class A1-1                                                                0.00
                                           Class A1-2                                                                0.00
                                           Class A1-3                                                                0.00
                                           Class A2                                                                  0.00
                                           Class X1                                                                  0.00
                                           Class X2                                                                  0.00
                                           Class B1                                                                  0.00
                                           Class B2                                                                  0.00
                                           Class B3                                                                  0.00
                                           Class B4                                                                  0.00
                                           Class B5                                                                  0.00
                                           Class B6                                                                  0.00

Sec. 4.01(s) Group I
                     Senior Percentage                                                                        93.470000 %
                     Senior Prepayment Percentage                                                            100.000000 %
                     Subordinate Percentage                                                                    6.530000 %
                     Subordinate Prepayment Percentage                                                         0.000000 %

Sec. 4.01(s) Group II
                       Senior Percentage                                                                        94.580000 %
                       Senior Prepayment Percentage                                                            100.000000 %
                       Subordinate Percentage                                                                    5.420000 %
                       Subordinate Prepayment Percentage                                                         0.000000 %


Servicer Breakdown

ABN AMRO
                       Scheduled Principal
                                             Group 1                                                              33,657.50
                                             Group 2                                                                   0.00
                       Unscheduled Principal
                                             Group 1                                                           6,164,430.26
                                             Group 2                                                                   0.00
                       Beginning Balance
                                             Group 1                                                          35,519,790.75
                                             Group 2                                                                   0.00
                       Ending Balance
                                             Group 1                                                          29,321,702.99
                                             Group 2                                                                   0.00
                       Net Wac
                                             Group 1                                                                6.31702
                                             Group 2                                                                0.00000
BANK ONE
                       Scheduled Principal
                                             Group 1                                                              44,137.94
                                             Group 2                                                               4,753.62
                       Unscheduled Principal
                                             Group 1                                                           8,158,600.77
                                             Group 2                                                             801,090.04
                       Beginning Balance
                                             Group 1                                                          47,039,918.03
                                             Group 2                                                           5,014,303.27
                       Ending Balance
                                             Group 1                                                          38,837,179.32
                                             Group 2                                                           4,208,459.61
                       Net Wac
                                             Group 1                                                                6.80005
                                             Group 2                                                                7.10446
COUNTRY WIDE
                       Scheduled Principal
                                             Group 1                                                              22,703.81
                                             Group 2                                                              87,912.55
                       Unscheduled Principal
                                             Group 1                                                           1,127,582.19
                                             Group 2                                                           3,269,177.62
                       Beginning Balance
                                             Group 1                                                          21,017,127.82
                                             Group 2                                                          67,021,786.64
                       Ending Balance
                                             Group 1                                                          19,866,841.82
                                             Group 2                                                          63,664,696.47
                       Net Wac
                                             Group 1                                                                7.10957
                                             Group 2                                                                6.52659

WELLS FARGO
                       Scheduled Principal
                                             Group 1                                                              80,614.22
                                             Group 2                                                                   0.00
                       Unscheduled Principal
                                             Group 1                                                           8,262,392.51
                                             Group 2                                                                   0.00
                       Beginning Balance
                                             Group 1                                                          84,052,401.03
                                             Group 2                                                                   0.00
                       Ending Balance
                                             Group 1                                                          75,709,394.29
                                             Group 2                                                                   0.00
                       Net Wac
                                             Group 1                                                                6.47503
                                             Group 2                                                                0.00000
Aggregate
                       Scheduled Principal                                                                       273,779.64
                       Unscheduled Principal                                                                  27,783,273.39
                       Beginning Balance                                                                     259,665,327.54
                       Ending Balance                                                                        231,608,274.50
                       Net Wac                                                                                      6.58912
                       Weighted Average Maturity                                                                     335.00
Groups
                       Net Wac Group 1                                                                              6.59768
                       Net Wac Group 2                                                                              6.56682

                       Wam Group 1                                                                                   342.00
                       Wam Group 2                                                                                   319.00

                       Number of loans Group 1                                                                       382.00
                       Number of loans Group 2                                                                       135.00
